Annual Fund Operating Expenses - Class D Shares - Janus Henderson Dividend and Income Builder Fund - Class D	Oct. 28, 2021
Operating Expenses:
Management Fees	0.75%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver	0.13%	[1]
Total Annual Fund Operating Expenses After Fee Waiver	0.99%	[1]

[1]	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees,brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.84% for at least a one-year period commencing on October 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.